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                                                                  EXHIBIT 10.283

                                LOCK-UP AGREEMENT

This agreement, effective as of January ___, 2005, is made by and between LIGAND PHARMACEUTICALS INCORPORATED ("Ligand" or the "Company") and each of the undersigned individuals. When executed, this document shall evidence separate agreements between the Company and each of the undersigned.

In connection with the proposed option acceleration approved by the Compensation Committee of the Board of Directors on January 20, 2005 subject to certain contingencies, each of the undersigned hereby agrees with the Company as follows:

Upon any acceleration pursuant to the above authorization:

      1. Accelerated options may be exercised any time after the acceleration date, under the terms of the existing Stock Option Agreements and Notices of Option Grant;

      2. Provided however, that any shares acquired pursuant to an accelerated option may not be sold, transferred or otherwise disposed of prior to the date those shares would have vested under the option's original vesting schedule (the "Lock-up") . For the avoidance of doubt, the "original vesting schedule" includes any accelerated vesting other than that authorized on January 20, 2005 that may occur pursuant to the terms of the option and/or the terms of executive severance or other agreements between the Company and an undersigned. It is the intent of the parties that the undersigned shall have the full benefit of any other acceleration that may occur.

            Exceptions:

                  a. the Lock-up would not apply to an undersigned after the effective date of his/her resignation, retirement or other termination of employment;

                  b. the Lock-up would not apply to an undersigned to the extent of shares sold by him/her in order to pay withholding taxes due on the exercise of options subject to the Lock-up.

For the avoidance of doubt, nothing herein shall be construed as a modification of the Company's Insider Trading Policy, and such Policy shall continue to apply notwithstanding the above.

This is the entire agreement between the parties on the subject matter hereof and merges all prior understandings. No amendment to this Agreement shall be effective unless reduced to writing and signed by Ligand and the relevant individual(s).

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   ACCEPTED & AGREED:
   Ligand Pharmaceuticals Incorporated
   By:

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   Signature

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   Title


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